UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

Milestone Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

425 Eagle Rock Avenue Suite 403 Roseland, New Jersey (Address of principal executive offices)	07068 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2025, the Board of Directors of Milestone Scientific Inc. (the “Company”) unanimously by the directors in attendance appointed Shanth Thiyagalingam as an independent director of the Company. Mr. Thiyagalingam is currently the Chief Executive Officer of PainTEQ, a manufacturer of proprietary medical equipment. Prior to being named PainTEQ’s Chief Executive Officer, he served as Chief Operating Officer and Chief Commercial Officer. Prior to joining PainTEQ, he was General Manager APAC Neuromodulation of Abbott Laboratories, a multinational medical device and healthcare company, from 2018 to 2020, and Regional Director of Nevro Corporation, a medical device company and creator of HFX (an innovative, evidence-based treatment for chronic pain of the trunk and/or limbs). Prior thereto, he was Senior Marketing Manager of Stryker South Pacific (2012-2016), a manufacturer of proprietary medical devices, and Global Cardiac Surgery Marketing Manager (2011-2012) and ANZ Atrial Fibrillation Product Manager (2009-2011) of St. Jude Medical, a medical device company acquired by Abbott Laboratories, and a Virology Specialist Representative (2006-2009) at Bristol Meyers Squibb and a Medical Representative a(2003-2006) at Boehringer Ingelheim.

Mr. Thiyagalingam received a BS in Medical Science from Sydney University in 2002, a Masters in Marketing Management from Macquarie Graduate School of Management in 2010, and an MBA from Macquarie Graduate School of Management in 2014.

Item 7.01         Regulation FD Disclosure

The Company issued a press release on May 19, 2025, announcing the appointment of Shanth Thiyagalingam as an independent director of the Company.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.
Dated: May 19, 2025	By:	/s/Neal Goldman
Neal Goldman
Interim Chief Executive Officer